Exhibit 10.3

AMENDMENT NO. 4

TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 4 to Fourth Amended and Restated Credit Agreement dated as of December 9, 2016 (this “Agreement”) is among Stone Energy Corporation, a Delaware corporation (the “Borrower”), Stone Energy Offshore, L.L.C., a Delaware limited liability company (“the Guarantor”), the financial institutions party to the Credit Agreement described below as Banks (the “Banks”), and Bank of America, N.A., as Agent for the Banks (the “Agent”) and as Issuing Bank (the “Issuing Bank”).

INTRODUCTION

(i) The Borrower, the Banks, the Issuing Bank, and the Agent have entered into the Fourth Amended and Restated Credit Agreement dated as of June 24, 2014, as amended by Amendment No. 1 dated as of May 1, 2015, Amendment No. 2 dated as of February 3, 2016 and Amendment No. 3 dated as of June 14, 2016 (as further amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”).

(ii) The Borrower wishes to amend, and the undersigned Banks party hereto have agreed to amend, the Credit Agreement on the terms and subject to the conditions set forth below.

(iii) The Guarantor is party to that certain Second Amended and Restated Guaranty dated as of June 24, 2014 (as amended, restated, amended and restated or otherwise modified, the “Guaranty”).

(iv) The Guarantor wishes to reaffirm its guarantee of the Obligations as amended by this Agreement.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantor, the Agent, the Issuing Bank, and the undersigned Banks hereby agree as follows:

Section 1. Definitions: References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and, unless otherwise specified, effective as of the date set forth above, Section 2.4(b)(vi) of the Credit Agreement is hereby amended to read in its entirety as follows:

(vi) Excess Cash. If at any time after December 10, 2016, through and including December 14, 2016, the aggregate amount of Liquid Assets exceeds $180,000,000, the Borrower shall, on the next Business Day, prepay the Advances, and then Cash Collateralize the Letter of Credit Exposure, without a corresponding reduction to the aggregate Commitments or the Borrowing Base, in an amount equal to the lesser of (A) such excess and (B) the amount required to reduce the outstanding balance of Advances to $0 and Cash Collateralize 103%

of the Letter of Credit Exposure. If at any time after December 14, 2016, the aggregate amount of Liquid Assets exceeds $50,000,000, the Borrower shall, on the next Business Day, prepay the Advances, and then Cash Collateralize the Letter of Credit Exposure, without a corresponding reduction to the aggregate Commitments or the Borrowing Base, in an amount equal to the lesser of (A) such excess and (B) the amount required to reduce the outstanding balance of Advances to $0 and Cash Collateralize 103% of the Letter of Credit Exposure.

Section 3. Reaffirmation of Liens.

(a) Each of the Borrower and Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantor’s obligations under the Credit Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantor’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create an Acceptable Security Interest in the Collateral to secure the Borrower’s and Guarantor’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified.

(b) The delivery of this Agreement does not indicate or establish a requirement that any Guaranty or Security Document requires the Borrower’s or the Guarantor’s approval of amendments to the Credit Agreement.

Section 4. Representations and Warranties. Each of the Borrower and Guarantor represents and warrants to the Agent and the Banks that:

(a) the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Credit Document;

(b) (i) the execution, delivery, and performance of this Agreement are within the corporate or limited liability company power, as appropriate, and authority of the Borrower and Guarantor and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantor, enforceable against the Borrower and Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

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(c) as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 5. Reaffirmation of Guaranty. The Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations (subject to the terms of the Guaranty), as such Obligations may have been amended by this Agreement. The Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by the Guarantor under the Guaranty in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 6. Effectiveness. This Agreement shall become effective as of the date hereof, and the Credit Agreement shall be amended as provided herein, upon the occurrence of all of the following:

(a) the Agent shall have received duly executed counterparts of this Agreement from the Borrower, the Guarantor, the Agent and the requisite Banks, each of which shall be originals or electronic copies (such as “PDF” or “TIF”, it being agreed by the Borrower that originals shall follow promptly) unless otherwise specified, each in form and substance reasonably satisfactory to the Agent and, for counterparts of the Credit Parties, each properly executed by a Responsible Officer of the signing Credit Party;

(b) the representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement; and

(c) the Borrower having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.4 of the Credit Agreement or any other written agreement.

Section 7. RELEASE. EACH CREDIT PARTY (ON BEHALF OF ITSELF AND ITS AFFILIATES) AND ITS SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES AND, TO THE EXTENT THE SAME IS CLAIMED BY RIGHT OF, THROUGH OR UNDER ANY CREDIT PARTY, FOR ITS PAST, PRESENT AND FUTURE EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, AND TRUSTEES (EACH, A “RELEASING PARTY” AND COLLECTIVELY, THE “RELEASING PARTIES”), DOES HEREBY REMISE, RELEASE AND DISCHARGE, AND SHALL BE DEEMED TO HAVE FOREVER REMISED, RELEASED AND DISCHARGED, THE AGENT AND EACH OF THE OTHER SECURED PARTIES, AND THE AGENT’S AND EACH OTHER SECURED PARTY’S RESPECTIVE SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES, PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, AFFILIATES, SHAREHOLDERS, TRUSTEES, AGENTS, EMPLOYEES, CONSULTANTS, EXPERTS, ADVISORS, ATTORNEYS AND OTHER PROFESSIONALS AND ALL OTHER PERSONS AND ENTITIES TO WHOM ANY OF THE FOREGOING WOULD BE LIABLE IF SUCH

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PERSONS OR ENTITIES WERE FOUND TO BE LIABLE TO ANY RELEASING PARTY, OR ANY OF THEM (COLLECTIVELY HEREINAFTER THE “RELEASED PARTIES”), FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, CLAIMS, CHARGES, DEMANDS, COUNTERCLAIMS, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXPENSES, EXECUTIONS, LIENS, CLAIMS OF LIENS, CLAIMS OF COSTS, PENALTIES, ATTORNEYS’ FEES, OR ANY OTHER COMPENSATION, RECOVERY OR RELIEF ON ACCOUNT OF ANY LIABILITY, OBLIGATION, DEMAND OR CAUSE OF ACTION OF WHATEVER NATURE, WHETHER IN LAW, EQUITY OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SO CALLED “LENDER LIABILITY” CLAIMS, INTEREST OR OTHER CARRYING COSTS, PENALTIES, LEGAL, ACCOUNTING AND OTHER PROFESSIONAL FEES AND EXPENSES AND INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES PAYABLE TO THIRD PARTIES, OR ANY CLAIMS ARISING UNDER 11 U.S.C. §§ 541–550 OR ANY CLAIMS FOR AVOIDANCE OR RECOVERY UNDER ANY OTHER FEDERAL, STATE OR FOREIGN LAW EQUIVALENT), WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, JOINT AND/OR SEVERAL, SECURED OR UNSECURED, DUE OR NOT DUE, PRIMARY OR SECONDARY, LIQUIDATED OR UNLIQUIDATED, CONTRACTUAL OR TORTIOUS, DIRECT, INDIRECT, OR DERIVATIVE, ASSERTED OR UNASSERTED, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, NOW EXISTING, HERETOFORE EXISTING OR WHICH MAY HERETOFORE ACCRUE AGAINST ANY OF THE RELEASED PARTIES SOLELY IN THEIR CAPACITIES AS SUCH UNDER THE CREDIT DOCUMENTS, WHETHER HELD IN A PERSONAL OR REPRESENTATIVE CAPACITY, AND WHICH ARE BASED ON ANY ACT, FACT, EVENT OR OMISSION OR OTHER MATTER, CAUSE OR THING OCCURRING AT OR FROM ANY TIME PRIOR TO AND INCLUDING THE DATE HEREOF IN ANY WAY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT (OTHER THAN ANY CONTRACTUAL PAYMENTS DUE, OR WHICH MAY BECOME DUE, TO THE BORROWER UNDER ANY SPECIFIED SWAP CONTRACT, BUT SUBJECT TO ANY RIGHT OF SETOFF OR RECOUPMENT WITH RESPECT THERETO) AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND ALL OTHER AGREEMENTS, CERTIFICATES, INSTRUMENTS AND OTHER DOCUMENTS AND STATEMENTS (WHETHER WRITTEN OR ORAL) RELATED TO ANY OF THE FOREGOING (EACH, A “RELEASED CLAIM” AND COLLECTIVELY, THE “RELEASED CLAIMS”). EACH RELEASING PARTY FURTHER STIPULATES AND AGREES WITH RESPECT TO ALL RELEASED CLAIMS, THAT IT HEREBY WAIVES ANY AND ALL PROVISIONS, RIGHTS, AND BENEFITS CONFERRED BY ANY STATE OR FEDERAL LAW OF THE UNITED STATES, OR ANY PRINCIPLE OF COMMON LAW, WHICH PROVIDES: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Section 8. Effect on Credit Documents. Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed, and

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nothing herein shall act as a waiver of any of the Agent’s or Banks’ rights under the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents. With respect solely to any Default or Event of Default that would occur but for the effectiveness of the amendments contained in Section 2 hereof (the “Specified Defaults”), from the date of this Agreement through and including December 14, 2016, each of the Agent, the Issuing Bank, and the undersigned Banks hereby agree to forbear from (i) taking any action to enforce a remedy with respect to any Collateral and (ii) exercising any other rights or remedies, including, without limitation, declaring all of the Obligations to be immediately due and payable and commencing immediate enforcement and collection actions, in each case, arising solely as a result of or in connection with the occurrence and/or continuance of the Specified Defaults.

Section 9. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 10. Counterparts. This Agreement shall be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.

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THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED as of the date first set forth above.

BORROWER:

STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

GUARANTOR:

STONE ENERGY OFFSHORE, L.L.C.

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

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AGENT AND ISSUING BANK:

BANK OF AMERICA, N.A., as Agent and
Issuing Bank

By:	/s/ C. Mark Hedrick
Name:	C. Mark Hedrick
Title:	Managing Director

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ C. Mark Hedrick
Name:	C. Mark Hedrick
Title:	Managing Director

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick Greene
Name:	Patrick Greene
Title:	Vice President

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NATIXIS, NEW YORK BRANCH

By:	/s/ Leila Zomorrodian
Name:	Leila Zomorrodian
Title:	Director

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

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THE BANK OF NOVA SCOTIA

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Director

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CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

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TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

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BARCLAYS BANK PLC

By:	/s/ Evan Moriarty
Name:	Evan Moriarty
Title:	Assistant Vice President

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REGIONS BANK

By:	/s/ Margaret Renou
Name:	Margaret Renou
Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Karen Boyer
Name:	Karen Boyer
Title:	Senior Vice President

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IBERIABANK

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Market President Energy Lending

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WHITNEY BANK

By:	/s/ William Jochetz
Name:	William Jochetz
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Ryo Suzuki
Name:	Ryo Suzuki
Title:	Deputy Head of Americas Division General Manager

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